As filed with the Securities and Exchange Commission on March 5, 2018

Registration No. 333-222146

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3

to

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

GAMCO Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	13-4007862
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Corporate Center

Rye, New York 10580-1422
(914) 921-3700
(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Kevin Handwerker
GAMCO Investors, Inc.
One Corporate Center
Rye, New York 10580-1422
(914) 921-3700
(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Copies to:

Steve Wolosky, Esq. Elizabeth Gonzalez-Sussman, Esq. Olshan Frome Wolosky LLP 1325 Avenue of the Americas New York, New York 10019 (212) 451-2300

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effectiveness of this registration statement and the satisfaction or waiver of the conditions to the exchange offer described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐		Accelerated filer ☒
Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an ☒ in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 (this “Amendment”) to the Registration Statement on Form S-4 (File No. 333-222146) (the “Registration Statement”) of GAMCO Investors, Inc. is being filed solely to re-file Exhibits 23.3 and 23.4 previously filed with the Registration Statement. Accordingly, this Amendment consists solely of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature page, the exhibit index and Exhibits 23.3 and 23.4. The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment.

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PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

A list of exhibits filed with this registration statement is contained in the index to exhibits, which is incorporated by reference into this Item 21.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York on March 5, 2018.

GAMCO INVESTORS, INC.

By: /s/ Kieran Caterina	By: /s/ Diane M. LaPointe
Name: Kieran Caterina	Name: Diane M. LaPointe
Title: Co-Chief Accounting Officer (Co-Principal Accounting Officer)	Title: Co-Chief Accounting Officer (Co-Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board, Chief Executive Officer and Director	March 5, 2018
Mario J. Gabelli	(Principal Executive Officer)

*	Co-Chief Accounting Officer	March 5, 2018
Kieran Caterina	(Co-Principal Accounting Officer)
*	Co-Chief Accounting Officer	March 5, 2018
Diane M. LaPointe	(Co-Principal Accounting Officer)

*	Director	March 5, 2018
Edwin L. Artzt

*	Director	March 5, 2018
Raymond C. Avansino, Jr.

*	Director	March 5, 2018
Leslie B. Daniels

*	Director	March 5, 2018
Eugene R. McGrath

*	Director	March 5, 2018
Robert S. Prather, Jr.

*	Director	March 5, 2018
Elisa M. Wilson

* By: /s/ Kieran Caterina Kieran Caterina as Attorney-in-fact

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated October 14, 2013, between GAMCO Investors, Inc., a New York corporation and GAMCO Investors, Inc., a Delaware corporation. (Incorporated by reference to Exhibit 2.1 to the Report on Form 8-K of GAMCO Investors, Inc. dated November 20, 2013 filed with the Securities and Exchange Commission on November 22, 2013).

2.2	Separation and Distribution Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc. (Incorporated by reference to Exhibit 2.1 to the Report on Form 8-K of GAMCO Investors, Inc. dated November 30, 2015 filed with the Securities and Exchange Commission on December 4, 2015).

3.1	Amended and Restated Certificate of Incorporation of GAMCO Investors, Inc. (Incorporated by reference to Exhibit 3.1 to the Report on Form 8-K of GAMCO Investors, Inc. dated November 20, 2013 filed with the Securities and Exchange Commission on November 22, 2013).

3.2	Amended and Restated Bylaws of GAMCO Investors, Inc. (Incorporated by reference to Exhibit 3.2 to the Report on Form 8-K of GAMCO Investors, Inc. dated November 20, 2013 filed with the Securities and Exchange Commission on November 22, 2013).

3.3	Amendment No. 1 to Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.3 to the Report on Form 8-K of GAMCO Investors, Inc. dated September 23, 2014 filed with the Securities and Exchange Commission on September 26, 2014).

4.1	Form of Common Stock Certificate. (Incorporated by reference to Exhibit 4.1 to the Report on Form 8-K of GAMCO Investors, Inc. dated November 20, 2013 filed with the Securities and Exchange Commission on November 22, 2013).

5.1*	Opinion of Olshan Frome Wolosky LLP regarding legality of GAMCO Investors, Inc. common stock being registered pursuant to this Registration Statement.

8.1*	Opinion of Olshan Frome Wolosky LLP regarding certain tax matters. (Incorporated by reference to Exhibit 8.1 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on December 19, 2017).

12.1*	Associated Capital Group, Inc. Computation of Unaudited Ratio of Earnings to Fixed Charges.

21.1	Subsidiaries of GAMCO Investors, Inc. (Incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K of GAMCO Investors, Inc. dated March 7, 2017 filed with the Securities and Exchange Commission on March 7, 2017).

23.1*	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1 of the Registration Statement).

23.2*	Consent of Olshan Frome Wolosky LLP (included in Exhibit 8.1 of the Registration Statement).

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23.3	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Associated Capital Group, Inc.

23.4	Consent of Deloitte & Touche LLP, independent registered public accounting firm of GAMCO Investors, Inc.

24.1	Power of Attorney. (Incorporated by reference to the Signature Page to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on December 19, 2017).

99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

99.4*	Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

_________________

*	Previously Filed.

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